UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2022

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation

Item 1.02 Termination of a Material Definitive Agreement

On October 7, 2022, Eastside Distilling, Inc. (“Eastside”) and its subsidiary, Craft Canning + Bottling LLC (“Craft”), entered into a Note Purchase Agreement dated as of October 6, 2022 with Aegis Security Insurance Company (“Aegis”). Pursuant to the Note Purchase Agreement, Aegis purchased from Eastside a secured promissory note in the principal amount of $4,500,000 (the “Note”). Aegis paid for the Note a total of $4,500,000, consisting of $3,297,568.48 paid to TQLA, LLC and the remaining $1,202,431.52 paid in cash to Eastside. At the same time, Craft executed a Note Guaranty in which it guaranteed payment and performance of the obligations of Eastside pursuant to the Note. Within the Note Purchase Agreement, Eastside and Craft each pledged substantially all of their assets to secure their respective obligations to Aegis under the Note and the Note Guaranty.

The Note bears interest at 9.25% per annum, payable every three months. The principal amount of the Note and a Commitment Fee of $45,000 will be payable on October 6, 2023. Eastside has a conditional right to twice extent the maturity date of the Note by six months upon payment on each occasion of an extension fee of one percent of the principal balance.

The aforesaid payment by Aegis to TQLA, LLC fully satisfied the Secured Line of Credit Promissory Note that Eastside issued to TQLA, LLC on March 21, 2022 and subsequently amended.

The controlling owner of Aegis is Patrick Kilkenny. The controlling owners of TQLA, LLC are Patrick Kilkenny and Stephanie Kilkenny. Stephanie Kilkenny is a member of the Board of Directors of Eastside.

Item 8.01 Other Events

On October 13, 2022, Eastside entered into an Amendment Agreement with Bigger Capital Fund, LP and District 2 Capital Fund LP. The Amendment Agreement changed the Maturity Date from October 18, 2022 to November 18, 2022 in each of the four Secured Convertible Promissory Notes issued in 2021 by Eastside to Bigger Capital Fund and District 2 Capital Fund. In consideration of the extension, Eastside agreed to issue 96,153 shares of its common stock to each of the Note-Holders.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1	Note Purchase Agreement dated as of October 6, 2022 among Aegis Security Insurance Company, Eastside Distilling, Inc. and Craft Canning + Bottling LLC.

10.2	Secured Promissory Note dated as of October 6, 2022 issued by Eastside Distilling, Inc. to Aegis Security Insurance Company.

10.3	Note Guaranty dated as of October 6, 2022 given by Craft Canning + Bottling LLC to Aegis Security Insurance Company.

10.4	Amendment Agreement dated October 13, 2022 among Eastside Distilling, Inc., Bigger Capital Fund, LP and District 2 Capital Fund LP.

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2022	EASTSIDE DISTILLING, INC.

	By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer